                                                                     EXHIBIT 1.2

                               880,000 SHARES/1/





                               ETEC SYSTEMS, INC.

                                  COMMON STOCK

                         -----------------------------

                      INTERNATIONAL UNDERWRITING AGREEMENT

                         -----------------------------

                                                                December  , 1996
                                                                        --
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
ROBERTSON, STEPHENS & COMPANY, LLC
SMITH BARNEY INC.
NEEDHAM & COMPANY, INC.
  As Lead Managers of the several International Managers
c/o Lehman Brothers International (Europe)
1 Broadgate London
EC2M 7HA England

Ladies/Gentlemen:

    Etec Systems, Inc., a Nevada corporation (the "Company") and certain stockholders of the Company named in Schedule B hereto (hereafter called the "Selling Stockholders"), address you as the Lead Managers of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "International Managers") and hereby confirm their respective agreements with the several International Managers as follows:

    1. Description of Shares. The Company proposes to issue and sell 96,800 shares of its authorized and unissued Common Stock to the several International Managers. The Selling Stockholders, acting severally and not jointly, propose to sell an aggregate of 783,200 shares of authorized and outstanding shares of the Company's Common Stock to the several International Managers. The 96,800 shares of Common Stock of the Company to be sold by the Company are hereinafter called the "Company Shares" and the 783,200 shares of Common Stock to be sold by the Selling Stockholders are hereinafter called the "Selling Stockholder Shares." The Company Shares and the Selling Stockholder Shares are hereinafter collectively referred to as the "Firm Shares." The Company also proposes to grant to the International Managers an option to purchase up to 132,000 additional shares of the Company's Common Stock (the "Option Shares"), as provided in Section 7 hereof. As used in this Agreement, the term "Shares" shall include the Firm Shares and the Option Shares. All shares of Common Stock of the Company, including the Shares, are hereinafter referred to as "Common Stock."

    It is understood by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of an aggregate of 4,048,000 shares of Common Stock (including the over-allotment option thereunder) (the "U.S. Stock") through arrangements with certain underwriters within the United States (the "U.S. Underwriters"), for whom Lehman Brothers Inc. is acting as representative. The U.S. and the International Managers simultaneously are entering into an agreement between the U.S. and International underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of shares of Common Stock between the two syndicates. Two forms of prospectus are to be used in

---------------
/1/ Plus an option to purchase up to 132,000 shares from the Company to cover over-allotments.

connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Stock and the other relating to the International Stock. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto referred to below. Except as the context may otherwise require, references herein to the Stock shall include all the shares of the Common Stock which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

    2. Representations, Warranties and Agreements of the Company.

I. The Company represents and warrants to and agrees with each International Manager that:

    (a) A registration statement on Form S-3 (File No.    -     ) with respect
                                                       --- -----
to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement and such amended prospectuses subject to completion, as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement and such amended prospectuses subject to completion, as may hereafter be required. Copies of such registration statement and amendments and of each related prospectus subject to completion (the "Preliminary Prospectuses") have been delivered to you.

    If the registration statement has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement has not been declared effective under the Act by the Commission, the Company will prepare and promptly file a further amendment to the registration statement, including a final form of prospectus. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including any documents incorporated by reference therein, financial statements, schedules and exhibits in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations) and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such registration statement at the time it becomes effective, except that if any revised prospectus shall be provided to the International Managers by the Company for use in connection with the offering of the Shares that differs from the Prospectus on file with the Commission at the time the registration statement became or becomes, as the case may be, effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the International Managers for such use. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the date and time as of which the registration statement has been declared effective under the Act by the Commission.

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

    (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement, Prospectus, and any documents incorporated by reference into the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and (ii) neither the Registration Statement nor the Prospectus or any documents incorporated by reference in the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that none of the representations and warranties contained in this subparagraph shall apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by any International Manager through you or by any Selling Stockholder specifically for inclusion therein.

    (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Company owns all of the outstanding capital stock of its subsidiaries free (except for qualifying shares required under local law) and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise; each of the Company and its subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect; each of the Company and its subsidiaries is not in violation of its respective charter or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company or its subsidiaries is a party or by which it or any of its properties may be bound or in violation of any law, order, rule, regulation, writ, injunction or decree of any government, government instrumentality or court, domestic or foreign, except violations and defaults which individually or in the aggregate would not be material to the Company and its subsidiaries considered as one enterprise. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Etec Systems, a French corporation ("Etec France"), Etec Systems (Korea) Incorporated ("Etec Korea"), Etec Systems Japan Ltd., Etec GmbH, Etec Systems Limited, Etec Polyscan, Inc., a Nevada corporation, and Etec Systems International, Inc., a Nevada corporation.

    (d) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, or by general equitable principles; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of or constitute a default under, (i) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract or other agreement or instrument to which the Company or its subsidiaries is a party or by which the property of the Company or any of its subsidiaries is bound, or
(ii) the charter or bylaws of the Company or any

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of its subsidiaries, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or over the properties of the Company or any of its subsidiaries; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company or any of its subsidiaries of the transactions herein contemplated, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the National Association of Securities Dealers, Inc. or under state or other securities or Blue Sky laws.

    (e) Except as disclosed in the Registration Statement, there is not any pending or, to the Company's knowledge, threatened action, suit, claim or proceeding against the Company, any of its subsidiaries or any of their respective officers or any of their properties, assets or rights before any court or governmental agency or body or otherwise which (i) could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise or could reasonably be expected to materially and adversely affect their properties, assets or rights, or (ii) could reasonably be expected to prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement; and there are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Prospectus or be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been accurately described in all material respects in the Prospectus and filed as exhibits to the Registration Statement. The contracts so described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any other party is in material breach of or default under any of such contracts.

    (f) All outstanding shares of capital stock of the Company (including the Selling Stockholder Shares) have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms in all respects to the description thereof contained in the Registration Statement and the Prospectus (except for issuances under the Company's employee benefit plans after the dates stated therein); the Company Shares and the Option Shares to be purchased from the Company hereunder have been duly authorized for issuance and sale to the International Managers pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Company Shares or Option Shares or the issuance and sale thereof, other than those registration rights that are being exercised in connection with the sale of Selling Stockholder Shares pursuant to this Agreement or those that have been expressly waived prior to the date hereof or those that will automatically expire upon the consummation of the transactions contemplated on the Closing Date. No further approval or authorization of any stockholder or the Board of Directors, or to the knowledge of the Company any third party, is required for the issuance and sale or transfer of the Shares except as may be required under the Act, the Exchange Act or under state, foreign or other securities or Blue Sky laws. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, and except as will terminate on or prior to the Closing Date, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

    (g) Price Waterhouse, LLP, who has examined the consolidated financial statements, together with the related schedules and notes, of the Company filed with the Commission as a part of the Registration Statement which are included in the Prospectus, are to the best of the Company's knowledge, independent accountants within the meaning

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of the Act and the Rules and Regulations; the audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the Commission as part of the Registration Statement have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein ("GAAP"). The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on the basis stated therein. No other financial statements or schedules are required to be included in the Registration Statement.

    (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (i) any material adverse change in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise) earnings, operations, business or business prospects, of the Company and its subsidiaries considered as one enterprise, (ii) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions in the ordinary course of business or disclosed or described in the Prospectus, (iii) any obligation that is material to the Company and its subsidiaries considered as one enterprise, direct or contingent, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries, which is material to the Company and its subsidiaries considered as one enterprise, other than as described in the Prospectus, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (vi) any loss or damage (whether or not insured) to the property of the Company or its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

    (i) Except as set forth in the Prospectus, (i) each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company and its subsidiaries considered as one enterprise, (ii) the agreements to which the Company or any of its subsidiaries is a party described in the Prospectus are valid agreements, enforceable by the Company and such subsidiary (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles and, to their knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company and its subsidiaries have valid and enforceable leases for the properties described in the Prospectus as leased by them except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Company owns or leases all such properties as are necessary to its operations as now conducted.

    (j) The Company and its subsidiaries have timely filed all necessary federal and state income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company or any of its subsidiaries that would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), of the Company and its subsidiaries' earnings, operations, business or business prospects considered as one enterprise. All tax liabilities are properly provided for in accordance with GAAP on the books of the Company and its subsidiaries.

    (k) The Company and its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; and the Company has no reason to believe that the Company or

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any of its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage as may be necessary to continue their business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as one enterprise.

    (l) No labor disturbance by the employees of the Company or any of its subsidiaries exists or to the Company's knowledge is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subassemblers, sales representatives or international distributors that would reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise. No collective bargaining agreement exists with any of the Company's employees and, to the Company's knowledge, no such agreement is imminent.

    (m) Each of the Company and its subsidiaries owns or possesses adequate rights, including licenses, to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights described or referred to in the Prospectus as owned or used by it or which are necessary for the conduct of its businesses as described in the Prospectus; neither the Company nor any of its subsidiaries has received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, except as described in the Prospectus.

    (n) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the National Association of Securities Dealers Automated Quotation National Market (the "Nasdaq National Market") under the symbol "ETEC", and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Common Stock from quotation on the Nasdaq National Market, nor has the Company received notification of any delisting proceedings, or that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or quotation.

    (o) The Company has filed all documents that the Company was required to file with the Commission under Section 13 or 14(a) of the Exchange Act since it became subject to the reporting requirements of the Exchange Act. Such documents conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder. When such documents were filed with the Commission, none of such documents included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (p) The Company has been advised concerning the United States Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct its affairs in such a manner as to ensure that it will not become, an "investment company" within the meaning of the 1940 Act and such rules and regulations.

    (q) The Company has not distributed and will not distribute prior to the Closing Date or prior to any date on which Option Shares are to be purchased, as the case may be, any offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and the other materials permitted by the Act.

    (r) To the Company's knowledge, neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

    (s) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

    (t) Each officer and director of the Company has agreed that such person will not, for a period of 90 days after the date of the Prospectus, directly or indirectly sell, offer, contract to sell, grant any option to purchase, or otherwise sell or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for or any rights to purchase or acquire Common Stock owned directly by the undersigned or with respect to which the undersigned has the power disposition, other than (i) as a gift or gifts, provided the doner or donees thereof agree to be bound by such restriction or
(ii) with the prior written consent of Lehman Brothers Inc. (the "Lock-Up Agreements"). Furthermore, each such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such person except in compliance with this restriction. The Company has provided to U.S. Underwriters' Counsel accurate and complete copies of all of the Lock-Up Agreements that are presently in effect. The Company hereby represents and warrants that it will not release any of its officers or directors from any Lock-Up Agreements currently existing or hereafter effected without the prior written consent of Lehman Brothers Inc.

    (u) Except as set forth in the Prospectus, (i) each of the Company and its subsidiaries is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its respective business, (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) to the Company's knowledge, neither the Company nor its subsidiaries is required to make future material capital expenditures to comply with Environmental Laws, and
(iv) no property which is owned, leased or occupied by the Company and its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

    (v) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (w) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Prospectus and except for promissory notes issued in consideration of the Company's capital stock (none of which has an outstanding balance of more than $40,000).

    (x) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

II. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each International Manager and the Company that:

    (a) Such Selling Stockholder now has and on the Closing Date will have good title to such of the Shares as are deposited with the Custodian and such Shares to be sold by such Selling Stockholder are free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest in each case, created during the period title to such Shares is held by such Selling Stockholders, other than pursuant to this Agreement; and such Selling Stockholder has full right, power and authority to sell, assign, transfer and deliver the Shares (except in the cases of share certificates held in escrow by the Company pending payment of promissory notes issued in favor of the Company) which are to be sold by such Selling Stockholder hereunder; and the Selling Stockholder has no knowledge of any fact which would impair the validity or genuineness of the certificates for Common Stock delivered on behalf of the Selling Stockholder to the Custodian in connection with the sale of the Shares; and assuming each International Manager is a bona fide purchaser without notice of defect in the title of any of such Shares, upon delivery hereunder of the Shares and payment of the purchase price as herein contemplated, each of the International Managers will obtain good title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Stockholder.

    (b) Such Selling Stockholder has duly authorized (if applicable), executed and delivered, a Power of Attorney (the "Power of Attorney") appointing Stephen
E. Cooper, Philip J. Koen, Jr. and Saul Arnold as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with [Boston Equiserve] as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling Stockholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 6(i) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the several International Managers to such Selling Stockholder as provided in Section 3 hereof, to authorize the delivery of the Selling Stockholder Shares under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, and to accept payment therefor.

    (c) All authorizations, approvals, consents and orders required to be obtained by such Selling Stockholder in connection with the execution and delivery by such Selling Stockholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery of the Selling Stockholder Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Stockholder, if other than a natural person, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Stockholder has full right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement.

    (d) Certificates in negotiable form for all Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

    (e) This Agreement, the Selling Stockholder's Power of Attorney and the Custody Agreement have been duly authorized by such Selling Stockholder that is not a natural person and have been duly executed and delivered by or on behalf of such Selling Stockholder and are valid and binding agreements of such Selling Stockholder, enforceable in accordance with their terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement, such Selling Stockholder's Power of Attorney and the Custody Agreement and the consummation of the transactions herein contemplated by such Selling Shareholder will not result in a breach of or default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any Selling Stockholder Shares hereunder may be bound (in each case, where such breach or default would have any effect upon the ability of such Selling Shareholder to perform its obligations under this Agreement, the Custody Agreement or the Power of Attorney) or, result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body or, if such Selling Stockholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Stockholder.

    (f) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

    (g) Such Selling Stockholder has not distributed and will not distribute in connection with the offering and sale of the Shares any prospectus or other offering material in connection with the offering and sale of the Shares, other than internal distribution of the Preliminary Prospectus and the Prospectus in compliance with the requirements of the Act.

    (h) All information furnished by or on behalf of such Selling Stockholder relating to such Selling Stockholder and the Selling Stockholder Shares that is used in connection with the preparation of the Registration Statement including any information furnished in connection with such Selling Stockholder's Power of Attorney and all such information furnished by such Selling Stockholder specifically for inclusion in the copy of the Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on [November 20, 1996], as delivered to the Selling Stockholders (with such modifications as approved by the Selling Stockholders) is, and on the Closing Date will be, true, correct and complete, and does not, and on the Closing Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading insofar as it relates to such Selling Stockholder.

    (i) Such Selling Stockholder will review the Registration Statement and Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, and will advise one of its Attorneys prior to the Closing Date if such Selling Stockholder's name and address, as may be set forth in the Registration Statement is not set forth properly or if any statement to be made on behalf of such Selling Stockholder in the certificate contemplated by Section 6(i) would be inaccurate if made as of the Closing Date.

    (j) Such Selling Stockholder is not a party to any oral or written agreement pursuant to which it has been granted or, if it is a party to any such agreement, it has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the International Managers pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

    3. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree, severally and not jointly, to sell to the International Managers, and each International Manager agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, respectively, at a purchase price of
[$    ] per share, the respective number of Company Shares as hereinafter set
  ----
forth and Selling Stockholder Shares set forth opposite the names of the Company and the Selling Stockholders in Schedule B hereto. The obligation of each International Manager to the Company and to each Selling Stockholder shall be to purchase from the Company or such Selling Stockholder that number of full Company Shares or Selling Stockholder Shares, as the case may be, which (as nearly as practicable) is in the same proportion to the number of Company Shares or Selling Stockholder Shares, as the case may be, set forth opposite the name of the Company or such Selling Stockholder in Schedule B hereto as the number of Firm Shares which is set forth opposite the name of such International Manager in Schedule A hereto (subject to adjustment as provided in Section 10) is to the total number of Firm Shares to be purchased by all the International Managers under this Agreement.

    The certificates in negotiable form for the Selling Stockholder Shares have been placed in custody (for delivery under this Agreement) under the Custody Agreement. Each Selling Stockholder agrees that the certificates for the Selling Stockholder Shares of such Selling Stockholder so held in custody are subject to the interests of the International Managers hereunder, that the arrangements made by such Selling Stockholder for such custody, including the Power of Attorney, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated by the act of such Selling Stockholder or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If any Selling Stockholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Selling Stockholder Shares hereunder, the Selling Stockholder Shares to be sold by such Selling Stockholder shall, except as specifically provided herein or in the Custody Agreement, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.

    Delivery of definitive certificates for the Firm Shares to be purchased by the International Managers pursuant to this Section 3 shall be made against payment of the purchase price therefor by the several International Managers by wire transfer or certified or official bank check in same-day funds as elected by the Company, payable to the order of the Company with regard to the Shares being purchased from the Company, and to the order of the Custodian for the respective accounts of the Selling Stockholders with regard to the Shares being purchased from such Selling Stockholders at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, CA 94104 (or at such other place as may be agreed upon among the Lead Managers, the Company and the Selling Stockholders), at 7:00 A.M., San Francisco time on the third (or, if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after 4:30 p.m. Washington D.C. time, the fourth) full business day following the first day that Shares are traded (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "Closing Date." The certificates for the Firm Shares to be so delivered will be made available to you at such office or at such other location including, without limitation, in New York City, as you may reasonably request for checking at least one full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two full business days prior to the Closing Date. If the Lead Managers so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at Depository Trust Company designated by the Lead Managers.

    It is understood that you, individually and not as the Lead Managers of the several International Managers, may (but shall not be obligated to) make payment of the purchase price on behalf of any International Manager or International Managers whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such International Manager or International Managers. Any such payment by you shall not relieve any such International Manager or International Managers of any of its or their obligations hereunder.

    After the Registration Statement becomes effective, the several International Managers intend to offer the Firm Shares to the public as set forth in the Prospectus.

    The information set forth in the last paragraph on the front cover page (insofar as such information relates to the International Managers), the legend appearing on the inside front cover page and all information set forth under "Underwriting" in any Preliminary Prospectus and in the Prospectus filed pursuant to Rule 424(b) constitutes the only information furnished by the International Managers to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective International Managers, represent and warrant to the Company and the Selling Stockholders that the statements made therein are true and correct and do not fail to state any material fact required to be stated therein in order to make such statements in light of the circumstances in which made not misleading.

    4. Further Agreements of the Company. The Company agrees with the several International Managers that:

    (a) The Company will use its best efforts to cause the Registration Statement and amendments thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a), the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will in good faith consider and discuss with you the preparation and filing with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of Brobeck, Phleger & Harrison LLP, counsel for the International Managers ("International Managers' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the International Managers; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement, Prospectus or any document incorporated by reference in the Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in case any International Manager is required to deliver a prospectus nine months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such International Manager, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations thereunder and the provisions of this Agreement.

    (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

    (c) The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

    (d) The Company will furnish to you, as soon as available, copies of the Registration Statement (three of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request for the purposes contemplated by the Act (subject to paragraph (a) above regarding payment of expenses).

    (e) The Company will make generally available to its shareholders as soon as practicable, but in any event not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of
Section 11(a) of the Act and covering a twelve-month period beginning after the effective date of the Registration Statement.

    (f) During a period of five years after the date hereof, the Company will furnish to its shareholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several International Managers hereunder, upon your reasonable request (i) concurrently with furnishing such reports to its shareholders, statements of operations of the Company for each of the first three quarters in the form furnished to the Company's shareholders; (ii) concurrently with furnishing to its shareholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of shareholders' equity, and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants; (iii) as soon as they are available, copies of all reports (financial or other) mailed to shareholders generally; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"); (v) every material press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company or any of its subsidiaries; and (vi) any additional information of a public nature concerning the Company or its subsidiaries, or its business. During such five-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

    (g) Prior to issuing any press release regarding the Company's operating results or financial condition with respect to any of the Company's first three fiscal quarters in fiscal years 1997 and 1998, and prior to filing a Quarterly Report on Form 10-Q relating to any such fiscal quarter, to retain Price Waterhouse, LLP or other independent public accountants of recognized national standing who shall review, in accordance with AICPA Statement on Auditing Standards No. 71, the Company's unaudited consolidated financial statements at the end of each such fiscal quarter; provided, however, that the Company's obligations under this covenant may terminate after the second quarter of fiscal year 1997 at the discretion of the Company's Board of Directors or Audit Committee.

    (h) The Company will apply the net proceeds from the sale of the Shares being sold by it substantially in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

    (i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

    (j) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform any agreement on its part to be performed hereunder or to fulfill any condition of the International Managers' obligations hereunder, or if the Company shall terminate the Agreement under Section 11(a), the Company will reimburse the several International Managers for all out-of-pocket expenses (including reasonable fees and disbursements of counsel for the several International Managers) incurred by the International Managers in investigating, preparing to market or marketing the Shares.

    (k) If at any time during the 90-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith consult with you concerning the advisability of disseminating, and the potential substance of, a press release or other public statement responding to or commenting on such rumor, publication or event.

    (l) During a period of 90 days from the effective date of the Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Common Stock, any options, rights or warrants with respect to any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for Common Stock other than the sale of the Firm Shares and the Option Shares hereunder, and the Company's issuance of options or Common Stock under the Company's presently authorized 1990 Employee Stock Option Plan, 1990 Executive Stock Plan, 1994 Employee Stock Option Plan, 1995 Omnibus Incentive Plan, 1995 Directors' Stock Option Plan and 1995 Employee Stock Purchase Plan and nonstatutory option agreements to former holders of ATEQ securities (the "Benefit Plans").

    (m) Except as described in the Prospectus, during a period of 90 days from the effective date of the Registration Statement, the Company will not file a registration statement registering shares under any Benefit Plan or other employee benefit plan.

    (n) the Company will not release any of its officers, directors or stockholders from any currently existing Lock-up Agreements if such release would be effective earlier than 90 days after the effective date of the Registration Statement, without the prior written consent of Lehman Brothers Inc.

    5. Expenses.

    (a) The Company agrees with each International Manager that:

        (i) The Company will pay and bear all costs and expenses in connection with the preparation by the Company, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto (except as provided in Section 4(a) hereof); the printing of this Agreement, the Agreement Among International Managers, the International Selling Agreement, the Agreement Between U.S. Underwriters and International Managers, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the International Managers' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several International Managers, including transfer taxes, if any, the cost of all certificates representing the Shares and Transfer Agents' and Registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent public accountants; the cost of furnishing to the several International Managers copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing (except as provided in Section 4(a) hereof); NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of International Managers' Counsel in connection with such NASD filings and Blue Sky qualifications); and all other expenses directly incurred by the Company and the Selling Stockholders in connection with the performance of their obligations hereunder. The provisions of this Section 5(a)(i) are intended to relieve the International Managers from the payment of the expenses and costs which the Selling Stockholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Stockholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Stockholders hereunder to the several International Managers.

        (ii) In addition to its other obligations under Section 8(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in
Section 8(a) hereof, it will reimburse the International Managers on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the International Managers for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the International Managers shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in the Wall Street Journal which represents the base rate on corporate loans posted by the substantial majority of the nation's 30 largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the International Managers within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request.

        (iii) In addition to its obligations under Section 8(b) hereof, each Selling Stockholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 8(b) hereof, it will reimburse the International Managers on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Stockholder's obligation to reimburse the International Managers for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the International Managers shall promptly return such payment to the Selling Stockholders together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the International Managers within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

    (b) In addition to their other obligations under Section 8(c) hereof, the International Managers agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 8(c) hereof, it will reimburse the Company and each Selling Stockholder on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the International Managers' obligation to reimburse the Company and each such Selling Stockholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the

Company and each such Selling Stockholder shall promptly refund it to the International Managers together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and each such Selling Stockholder within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

    (c) In the event that any claim arises out of statements or omissions, or alleged statements or omissions, described in more than one of Sections 8(a), 8(b), or 8(c), the interim reimbursement obligations described in Sections 5(a)(i), 5(a)(ii), and 5(b) shall be apportioned based upon the principals, and subject to the limitations contained in Section 8 hereof. It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii), 5(a)(iii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii), 5(a)(iii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 8(a), 8(b) and 8(c) hereof.

    6. Conditions of International Managers' Obligations. The obligations of the several International Managers to purchase and pay for the Company Shares and the Selling Stockholder Shares as provided herein, shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Stockholders herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

    (a) The Registration Statement shall have become effective not later than 2:00 P.M., San Francisco Time, on the date following the date of this Agreement, or such later date as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or any International Manager, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of International Managers' Counsel.

    (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been satisfactory to International Managers' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection.

    (c) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the following opinion of Pillsbury Madison & Sutro LLP, counsel for the Company, and with respect to subparagraph (v) below, an opinion from Aoki, Christensen & Nomoto, each dated the Closing Date or such later date addressed to the International Managers and with reproduced copies or signed counterparts thereof for each of the International Managers, to the effect that:

        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada;

        (ii) The Company has the corporate power to own, lease and operate its property and to conduct its business as described in the Prospectus;

        (iii) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than Etec Systems Japan, Ltd., Etec France, Etec GmbH and Etec Korea, Etec Systems Limited, Etec Polyscan, Inc., a Nevada corporation, and Etec Systems International, a Nevada corporation.

        (iv) The Company owns all of the shares of capital stock of its subsidiaries (except for qualifying shares required under local law) free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

        (v) Etec Systems Japan, Ltd., a subsidiary of the Company, has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires, to the best knowledge of such counsel, such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

        (vi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

        (vii) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, and the shares to be sold by the Selling Stockholders are, duly authorized and validly issued and fully paid and nonassessable, and have not been issued in violation of any preemptive right, registration right, co-sale right, right of first refusal or other similar right and the shareholders of the Company have no preemptive or, to such counsel's knowledge, other rights to purchase any of these Shares.

        (viii) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the International Managers the Firm Shares or the Option Shares, as the case may be, to be issued and sold by it hereunder;

        (ix) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles;

        (x) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

        (xi) The Registration Statement, the Prospectus, and the documents incorporated by reference in the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion) as of the effective date of the Registration Statement, complied as to form in all material respects with requirements of the Act and the applicable Rules and Regulations, and any further amendment or supplement to any such incorporated document made by the Company prior to such effective date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;

        (xii) The terms and provisions of the capital stock of the Company conform in all material respects to the description thereof contained in the Registration Statement and Prospectus;

        (xiii) The information in the Prospectus under the caption "Shares Eligible for Future Sale" to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects, and the forms of certificates evidencing the Common Stock comply with Nevada law;

        (xiv) The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes and contracts are accurate in all material respects and fairly present the information required to be presented by the Act or the Rules and Regulations;

        (xv) To such counsel's knowledge, there are no agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein and filed as required;

        (xvi) The performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder, concerning which no opinion need be expressed) will not, (a) result in any violation of the Company's charter or bylaws, or (b) result in the material breach or violation of any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument filed as an exhibit to the Registration Statement, or any applicable statute, rule or regulation known to such counsel or any order, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations; provided however, that no opinion need be rendered concerning state securities or Blue Sky laws;

        (xvii) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the consummation of the transactions herein contemplated except such as have been obtained under the Act or such as may be required under state, foreign, or other securities or Blue Sky laws or by the National Association of Securities Dealers, Inc. in connection with the purchase and the distribution of the Shares by the International Managers;

        (xviii) There are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened against the Company or any of its subsidiaries of a character which are required to be disclosed in the Registration Statement or the Prospectus, by the Act or the applicable Rules and Regulations, other than those described therein;

        (xix) To such counsel's knowledge, except as set forth in the Prospectus, neither the Company nor any of its subsidiaries is presently in material breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of its property is bound that is material to the financial condition, earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise;

        (xx) Except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company or any of its subsidiaries having rights to registration of such shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included securities in the Registration Statement pursuant to the exercise of such rights;

    In addition, such counsel shall state that although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which (i) caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (other than the financial statements including supporting schedules and financial data derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus, or any document incorporated by reference into the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) caused them to believe that the Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion) as of the effective date of the Registration Statement, failed to comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations.

    Counsel rendering the foregoing opinions may rely as to questions of law not involving the laws of the United States or the States of California and Nevada upon opinions of local counsel satisfactory to International Managers' Counsel (or such local counsel may deliver separate opinions directly to the International Managers in lieu of inclusion of such matters in the foregoing opinion), and as to questions of fact upon representations or certificates of officers of the Company, the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person), and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Lead Managers of the International Managers, and to International Managers' Counsel.

    (d) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of Skjerven, Morrill, MacPherson, Franklin and Friel, patent counsel to the Company, dated the Closing Date or such later date, to the effect that:

        (i) The Company is listed in the records of the United States Patent and Trademark Office ("PTO") as the holder of record of the patent applications listed in Exhibit A to such opinion (the "Patent Applications"), and such counsel shall state that number of such Patent Applications, listed on Exhibit B to such opinion, which have been allowed or indicated as containing allowable subject matters. To the best of such counsel's knowledge, written assignments to the Company of all ownership interests in the Patent Applications have been duly authorized, executed and delivered by all of the inventors in accordance with their terms. To the best of such counsel's knowledge, there is no claim of any party other than the Company to any ownership interest or lien with respect to any of the Patent Applications;

        (ii) to such counsel's knowledge, other than in connection with assertions or inquiries made by patent office examiners in the ordinary course of the prosecution of the Company's Patent Applications and except as set forth on Exhibit C to such opinion, there is no pending or threatened in writing any action, suit, proceeding or claim by others (A) challenging the validity or scope of the Patent Applications held by or licensed to the Company, or (B) asserting that any third party patent is infringed by the activities of the Company described in the Prospectus or by the manufacture, use or sale of any of the Company's products or other items made and used according to the Patent Applications held by or licensed to the Company;

        (iii) to such counsel's knowledge and except as set forth on Exhibit D to such opinion, there is not pending or threatened in writing any action, suit, proceeding or claim by the Company asserting infringement on the part of any third party of the Patent Applications; and

        (iv) the statements in the Prospectus under the captions "Risk
Factors --Patents and Other Intellectual Property" and "Business -- Patents and Other Proprietary Rights", to the best of such counsel's knowledge, insofar as such statements relate to the patents listed in Exhibit A or any legal matters, documents and proceedings relating thereto, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

    (e) You shall have received on the Closing Date an opinion from counsel for the respective Selling Stockholders, which counsel shall be reasonably satisfactory to you, each dated the Closing Date addressed to the International Managers and with reproduced copies or signed counterparts thereof for each of the International Managers, to the effect that:

        (i) If the Selling Stockholder is not a natural person, such Selling Stockholder has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of such Selling Stockholder that is not a natural person has been duly authorized by such Selling Stockholder; the Power of Attorney and Custody Agreement of the Selling Stockholder has been duly executed and delivered by or on behalf of such Selling Stockholder; and the Power of Attorney and Custody Agreement of the Selling Stockholder constitutes the valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

        (ii) The Selling Stockholder has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Stockholder hereunder;

        (iii) This Agreement has been duly authorized by the Selling Stockholder that is not a natural person and has been duly executed and delivered by or on behalf of such Selling Stockholder and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and

        (iv) Upon the delivery of and payment for the Shares as contemplated in this Agreement, each of the International Managers will receive good title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the International Managers are bona fide purchasers without notice of any defect in the title of any of such Selling Stockholders to the Shares being purchased from such Selling Stockholders.

       Such opinion may be based upon the laws of the domicile of the Selling Stockholder or, in the case of a corporate Selling Stockholder, the laws of the jurisdiction of incorporation or the location of its principal executive offices, and, for purposes of rendering opinions regarding the enforceability of agreements which purport to be governed by the laws of a jurisdiction other than California, such counsel may assume that the laws of the State of California are the same as the laws of the jurisdiction upon which the opinion is based. Such opinion may be based upon certificates as to factual matters of the Selling Stockholder and may include reasonable and customary assumptions and qualifications under the laws of the relevant jurisdiction.

    (f) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Brobeck, Phleger & Harrison LLP, counsel for the International Managers, in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

    (g) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a letter from Price Waterhouse, LLP addressed to the Company and the International Managers, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations thereunder and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than three business days prior to the Closing Date or to such later date on which Option Shares are to be purchased, as the case may be,
(i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be; and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries considered as one enterprise which, in your sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. Also you shall have received an Original Letter from Price Waterhouse, LLP addressed to or for the use of the International Managers setting forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of October 31, 1996 and related consolidated statements of operations, shareholders' equity, and cash flow for the three months ended October 31, 1996, as well as other matters agreed upon by Price Waterhouse, LLP and you. In addition, you shall have received from Price Waterhouse, LLP a copy of a letter addressed to the Company and made available to you for the use of the International Managers stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of October 31, 1996, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

    (h) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

        (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

        (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, are pending or threatened under the Act;

        (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

        (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (A) any material adverse change in the properties or assets described or referred to in the Registration Statement and the Prospectus or in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (B) any transaction which is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, incurred by the Company or any of its subsidiaries which is material to the Company and its subsidiaries considered as one enterprise, except obligations incurred in the ordinary course of business,
(D) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries which is material to the Company and its subsidiaries considered as one enterprise or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries.

    (i) You shall be satisfied that, and you shall have received a certificate, dated the Closing Date from the Attorneys for each Selling Stockholder to the effect that, as of the Closing Date, they have not been informed that:

        (i) The representations and warranties made by such Selling Stockholder herein are not true or correct in any material respect on the Closing Date; or

        (ii) Such Selling Stockholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on his or its part at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be.

    (j) The Company and the Selling Stockholders shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company, the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person)) as to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the International Managers hereunder.

    All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to International Managers' Counsel. The Company and the Selling Stockholders will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

    7. Option Shares.

    (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several International Managers, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a non-transferable option to purchase up to an aggregate of 132,000 Option Shares at the purchase price per share for the Firm Shares set forth in Section 3 hereof. Such option may be exercised by the Lead Managers on behalf of the several International Managers on one occasion in whole or in part during the period of thirty (30) days from and after the date on which the Firm Shares are initially offered to the public, by giving written notice to the Company and the Custodian. The number of Option Shares to be purchased by each International Manager upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several International Managers pursuant to the exercise of such option as the number of Firm Shares purchased by such International Manager (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several International Managers (set forth in Schedule A hereto), adjusted by the Lead Managers in such manner as to avoid fractional shares.

    Delivery of definitive certificates for the Option Shares to be purchased by the several International Managers pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor by the several International Managers by wire transfer or certified or official bank check or checks drawn in same-day funds, as elected by the Company, payable to the order of the Company. Such delivery and payment shall take place at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, CA 94104 or at such other place as may be agreed upon among the Lead Managers and the Company (i) on the Closing Date, if written notice of the exercise of such option is received by the Company and the Custodian not later than two full business days prior to the Closing Date or
(ii) on a later date, not later than the third full business day following the date the Company and the Custodian receives written notice of the exercise of such option, if such notice is not received by the Company and the Custodian at least three full business days prior to the Closing Date.

    The certificates for the Option Shares so to be delivered will be made available to you at such office or other location including, without limitation, in New York City, as you may reasonably request for checking at least one full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two full days prior to such date of payment and delivery. If the Lead Managers so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at Depository Trust Company of the Lead Managers.

    It is understood that you, individually, and not as the Lead Managers of the International Managers, may (but shall not be obligated to) make payment of the purchase price on behalf of any International Manager or International Managers whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such International Manager or U.S. s. Any such payment by you shall not relieve any International Manager or International Managers of any of its or their obligations hereunder.

    The several International Managers intend to make an initial public offering (as such term is described in Section 11 hereof) of the Option Shares to be issued upon exercise of such option as set forth in the Prospectus, but after the initial public offering the several International Managers may in their discretion vary the public offering price.

    (b) Upon exercise of any option provided for in Section 7(a) hereof the obligations of the International Managers to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment for such Option Shares) to the accuracy of and compliance with the representations and warranties of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to International Managers' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants of the Company or the compliance with any of the conditions herein contained.


    8. Indemnification and Contribution.

    (a) The Company agrees to indemnify and hold harmless each International Manager against any losses, claims, damages or liabilities, joint or several, to which such International Manager may become subject (including, without limitation, in its capacity as an International Manager or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the
NASD), under the Act or otherwise, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of any International Manager, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of the Company herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and agrees to reimburse each International Manager for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any International Manager, directly or through you, or by any Selling Stockholder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any International Manager from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the Rules and Regulations thereunder, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

    The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of each officer and employee of any International Manager, and each person, if any, who controls any International Manager within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

    (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each International Manager against any losses, claims, damages or liabilities, joint or several, to which such International Manager may become subject, under the Act or otherwise, only insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of such Selling Stockholder contained in Section 2.II. hereof or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such International Manager, directly by such Selling Stockholder or through such Selling Stockholder's representatives, specifically for inclusion therein, and, subject to Section 8(f), agrees to reimburse each International Manager for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any International Manager, through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any International Manager from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the Rules and Regulations thereunder, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof. The Company and the International Managers acknowledge that the only written information furnished to them by or on behalf of the

Selling Stockholders specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are the representations, warranties, agreements and covenants in Section 2.II of this Agreement and those contained in the Custody Agreement, the Power of Attorney and the accompanying Information Statement.

    The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of each officer and employee of any International Manager, and each person, if any, who controls any International Manager within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which such Selling Stockholder may otherwise have.

    (c) Each International Manager, severally and not jointly, agrees to indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which the Company or such Selling Stockholder may become subject under the Act or otherwise, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of the Company or such Selling Stockholder, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of such International Manager herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such International Manager, directly or through you, specifically for inclusion therein, and will reimburse the Company and each such Selling Stockholder for any legal or other expenses reasonably incurred by the Company and each such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of each officer and director of the Company, each Selling Stockholder and each officer or director of each Selling Stockholder and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which each International Manager may otherwise have.

    (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 and without limiting the generality of the foregoing, shall not relieve it from any liability which it may have to any indemnified party under
Section 8, except to the extent it has been prejudiced by such omission. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified parties and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, at the expense of the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnifying party, representing all the indemnified parties under Section 8(a) or 8(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided however that such consent shall not be unreasonably withheld.

    (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that, except as set forth in Section 8(f) hereof, the International Managers are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company and the Selling Stockholders are severally responsible for the remaining portion, provided, however, that (i) no International Manager shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such International Manager, and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to a contribution from any person who is not guilty of such fraudulent misrepresentation. This subsection (e) shall not be operative (i) as to any International Manager to the extent that the Company or any Selling Stockholder has received indemnity under this Section 8; or (ii) as to the Company or any Selling Stockholder to the extent that any International Manager has received indemnity under Section 8. The contribution agreement in this Section 8(e) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any International Manager, the Company or any Selling Stockholder within the meaning of the Act or the Exchange Act.

    (f) The liability of each Selling Stockholder under the representations and warranties contained in Section 2.II hereof and under the indemnity, reimbursement and contribution agreements contained in the provisions of this
Section 8 shall be limited to an amount equal to the initial public offering price of the Selling Stockholder Shares sold by such Selling Stockholder to the International Managers minus the amount of the underwriting discount paid thereon to the International Managers by such Selling Stockholder. The Company and such Selling Stockholders may agree, as among themselves and without limiting the rights of the International Managers under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. The provisions of this Section 8 shall not limit the liability of the Company in respect of indemnity of any Selling Stockholder pursuant to any other agreement.

    (g) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including without limitation the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Securities Exchange Act of 1934, as amended. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 8, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8 and further agree not to attempt to assert any such defense.

    9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and the Selling Stockholders herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any International Manager or any controlling person, or by or on behalf of the Company or any Selling Stockholder, or any of their officers, directors or controlling persons, and shall survive the delivery of the Shares to the several International Managers hereunder or termination of this Agreement.


    10. Substitution of International Managers. If any International Manager or International Managers shall fail to take up and pay for the number of Firm Shares agreed by such International Manager or International Managers to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting International Manager or International Managers so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining International Managers shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting International Manager or International Managers.

    If any International Manager or International Managers so defaults and the aggregate number of Firm Shares which such defaulting International Manager or International Managers agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining International Managers shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting International Manager or International Managers so agreed but failed to purchase. If such remaining International Managers do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting International Manager or International Managers so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four hours (including non-business hours) to allow the several International Managers the privilege of substituting within twenty-four hours another international manager or international managers (which may include any nondefaulting International Manager) satisfactory to the Company. If no such international manager or international managers shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four hours, if necessary, to allow the Company the privilege of finding another international manager or international managers, satisfactory to you, to purchase the Firm Shares which the defaulting International Manager or International Managers so agreed but failed to purchase. If it shall be arranged for the remaining International Managers or substituted international managers to take up the Firm Shares of the defaulting International Manager or International Managers as provided in this Section, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining International Managers and substituted international managers shall be taken as the basis of their underwriting obligation. If the remaining International Managers shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting International Manager or International Managers or substitute another international manager or international managers as aforesaid and the Company shall not find or shall not elect to seek another international manager or international managers for such Firm Shares as aforesaid, then this Agreement shall terminate.

    In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section, neither the Company nor any Selling Stockholder shall be liable to any International Manager (except to the extent provided in Sections 4(j), 5 and 8 hereof) nor shall any International Manager (other than an International Manager who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such International Manager to be purchased hereunder, which International Manager shall remain liable to the Company, the Selling Stockholders and the other International Managers for damages, if any, resulting from such default) be liable to the Company or any Selling Stockholder (except to the extent provided in Sections 5 and 8 hereof).

    The term "International Manager" in this Agreement shall include any person substituted for an International Manager under this Section.


    11. Effective Date of this Agreement and Termination.

    (a) This Agreement shall become effective at the earlier of (i) 6:30 A.M., San Francisco Time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the initial public offering of any of the Shares by the International Managers after the Registration Statement becomes effective. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the sale of the Shares, or the time at which the Shares are first generally offered by the International Managers to dealers by letter or telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, as Lead Managers of the several International Managers, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except that the Company and the Selling Stockholders shall remain obligated to pay costs and expenses to the extent provided in Sections 4(j), 5 and 8 hereof.

    (b) You, as Lead Managers of the several International Managers, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date or on or prior to any later date on which the Option Shares are to be purchased, as the case may be, (i) if the Company or any Selling Stockholder shall have failed, refused or been unable, at or prior to the Closing Date, or on or prior to any later date on which the Option Shares are to be purchased, as the case may be, to perform any agreement on its part to be performed, or because any other condition of the International Managers' obligations hereunder required to be fulfilled by the Company or any Selling Stockholder is not fulfilled, or (ii) if trading on the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, by the New York Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, or if a banking moratorium shall have been declared by federal or New York or California authorities, or (iii) if on or prior to the Closing Date, or on or prior to any later date on which Option Shares are to be purchased, as the case may be, the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets in the United States as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if on or prior to the Closing Date, or on or prior to any later date on which Option Shares are to be purchased, as the case may be, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or the declaration by the United States of a national emergency which, in the reasonable opinion of the Lead Managers, makes it impracticable or inadvisable to offer or sell the Shares. Any such termination shall be without liability of any party to any other party except as provided in Sections 4(j), 5 and 8 hereof and except that in the event of termination solely pursuant to Section 11(b)(i) hereof, the Company shall remain obligated to pay costs and expenses pursuant to Sections 4(j) and 5 hereof.

    If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.


    12. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, telecopier number (212) 526-6588, Attention:
Syndicate Department, with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, New York 10285; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to Etec Systems, Inc., 26460 Corporate Avenue, Hayward, CA 94545, telecopier number
(510) 732-1469, Attention: Stephen E. Cooper, President; if sent to one or more of the Selling Stockholders, such notice shall be sent mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to Stephen E. Cooper, Philip J. Koen, Jr., or Saul

Arnold, as Attorney-in-Fact for the Selling Stockholders, at Etec Systems, Inc., 26460 Corporate Avenue, Hayward, CA 94545, telecopier (510) 732-1469.


    13. Parties. This Agreement shall inure to the benefit of and be binding upon the several International Managers and the Company, the Selling Stockholders and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons, officers and directors referred to in Section 8 hereof, any legal or equitable right, remedy or claim or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Shares from any International Manager shall be construed a successor or assign by reason merely of such purchase.

    In all dealings with the Company and the Selling Stockholders under this Agreement, you shall act on behalf of each of the several International Managers, and the Company and the Selling Stockholders shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Robertson, Stephens & Company on behalf of you.


    14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of New York.


    15. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.

    If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several International Managers, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Stockholders and the several International Managers.


                                Very truly yours,

                                ETEC SYSTEMS, INC.


                                By:
                                      ---------------------------

                                SELLING STOCKHOLDERS


                                By:
                                      ---------------------------
                                      Attorney-in-Fact for the
                                      Selling Stockholders named
                                      in Schedule B hereto



Accepted as of the date first
above written:

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
ROBERTSON, STEPHENS & COMPANY, LLC
SMITH BARNEY INC.
NEEDHAM & COMPANY, INC.


For themselves and as Lead Managers
of the several International Managers
named in Schedule A hereto.

By Lehman Brothers International (Europe)

By:
    ----------------------------
    Authorized Lead Manager


    ----------------------------
    Please Print Name

                                   SCHEDULE A



        International Managers                           Number of Firm Shares
------------------------------------------------------------------------------
To Be Purchased
--------------------

Lehman Brothers International (Europe)....................
Robertson, Stephens & Company, LLC........................
Smith Barney Inc..........................................
Needham & Company.........................................


    Total.................................................    880,000
                                                              =======

                                   SCHEDULE B



                                                         Number of Company
       Company                                           Shares To Be Sold
       -------                                           -----------------

        ..................................................      96,800

 Total  ..................................................



                                                         Number of Selling
     Name of Selling                                    Stockholder Shares
       Stockholder                                          To Be Sold
     ---------------                                    ------------------


 Total Selling Stockholders ..............................     783,200